STOCK PURCHASE AGREEMENT

         This Stock Purchase Agreement is entered into and effective as of the ___ day of July, 2000, by and among Logio, Inc., a Nevada corporation (the "Company"), and the persons and entities listed on the Schedule of Investors attached hereto as Schedule "A" (collectively, the "Investors," and severally, the "Investor").

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors agree as follows:

         1. Authorization of Sale of the Shares. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of 2,000,000 shares (the "Shares") of common stock, par value US$0.001 per share (the "Common Stock"), of the Company.

         2. Agreement to Sell and Purchase the Shares; Escrow. At the Closing (as defined in Section 3), the Company will sell to the Investors, and each Investors will buy from the Company, upon the terms and conditions hereinafter set forth, the Shares set forth opposite such Investor's name on Schedule A at a purchase price of $.70 per share, and an aggregate purchase price of $1,400,000. On or before July 31, 2000, each Investor shall deposit into an escrow account, pursuant and subject to the terms and conditions of the Escrow Agreement attached hereto as Exhibit 1, an amount equal to the purchase price per share multiplied by the number of Shares such Investor shall buy from the Company.

         3. Delivery of the Shares at the Closing. The completion of the purchase and sale of the Shares (the "Closing") shall occur as soon as practicable and as agreed by the parties hereto following notification by the staff of the U.S. Securities and Exchange Commission (the "Commission") to the Company of the staff's willingness to declare effective the registration statement to be filed by the Company pursuant to Section 7.1 hereof (the "Registration Statement") at a place and time (the "Closing Date") to be agreed upon by the Company and the Investors.

         At the Closing, the Company shall deliver to the Escrow Agent in behalf of each Investor one or more stock certificates registered in the name of such Investor, or in such nominee name(s) as may be designated by such Investor in writing, representing the Shares purchased by such Investor and bearing an appropriate legend referring to the fact that the Shares were sold in reliance upon the exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") provided by Section 4(2) thereof and Rule 506 thereunder. The Company will promptly substitute one or more replacement certificates without the legend at such time as the Registration Statement becomes effective. The name(s) in which the stock certificates are to be registered are set forth in the Stock Certificate Questionnaire attached hereto as part of Appendix I. The Company's obligation to complete the purchase and sale of the Shares and deliver such stock certificate(s) to the Investors at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of same-day funds in the full amount of the purchase price for the Shares being purchased hereunder; and (b) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing. The Purchaser's obligation to accept delivery of such stock certificate(s) and to pay for the Shares evidenced thereby shall be subject to the following conditions: (a) the staff of the Commission having notified the Company of the staff's willingness to declare the Registration Statement effective on or prior to the 60th day after the date the Registration Statement was filed by the Company; and (b) the accuracy in all material respects of the representations and warranties made by the Company herein and the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to Closing, including the Company's undertaking to prepare and file the Registration Statement pursuant to Section 7.1(a) hereof.

         4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Investors, as of the date hereof and as of the Closing, as follows:

                  4.1 Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company has no subsidiaries (as defined in the Securities Act). The Company has the power and authority, corporate or otherwise, as appropriate, to own, lease and operate its properties and to conduct its business as currently conducted and to enter into and perform its obligations under this Agreement. The Company is duly qualified as a foreign corporation or other appropriate entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), earnings, properties, business, prospects or results of operations of the Company (a "Material Adverse Effect").

                  4.2 Authorized Capital Stock. The issued and outstanding shares of the Company's Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all U.S. federal and state securities laws, and were not issued in violation of or are not otherwise subject to any preemptive or other similar rights or other rights to subscribe for or purchase securities. Except as set forth on Schedule 4.2, the Company does not have outstanding any options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any shares of capital stock of any subsidiary and there is no commitment, plan or arrangement to issue any securities or obligations convertible into any shares of capital stock of the Company or any such options, rights, convertible securities or obligations.

                  4.3 Issuance, Sale and Delivery of the Shares. The Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement. Except for rights disclosed in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 (the "Annual Report"), no stockholder of the Company has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement) to request or require the Company to register the sale of any shares owned by such stockholder under the Securities Act in the Registration Statement. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated herein.

                  4.4 Due Execution, Delivery and Performance of the Agreements. The Company has full legal right, corporate power and authority to enter into the Agreements and perform the transactions contemplated hereby and thereby. The Agreements have been duly authorized, executed and delivered by the Company. The execution, delivery and performance of the Agreements by the Company and the consummation of the transactions herein and therein contemplated will not violate any provision of the organizational documents of the Company and will not result in the creation of any lien, charge, security interest or encumbrance upon any assets or property of the Company pursuant to the terms or provisions of, or will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company is a party or by which the Company or any of their respective assets or properties may be bound or affected or, to the Company's knowledge, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of their respective properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution, delivery and performance of the Agreements or the consummation of the transactions contemplated hereby or thereby, except for compliance with the Blue Sky laws and U.S. federal securities laws applicable to the offering of the Shares. Upon their execution and delivery, and assuming the valid execution thereof by the Investors, the Agreements will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in Section 7.3 hereof may be legally unenforceable.

                  4.5 Accountants. Grant Thornton LLP has expressed its opinion with respect to the audited consolidated financial statements to be incorporated by reference into the Registration Statement and the Prospectus which forms a part thereof from the Company's Annual Report, and are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder (the "Rules and Regulations").

                  4.6 No Defaults. The Company is not (i) in violation or default of any provision of its articles of incorporation, bylaws or other organizational documents, or (ii) in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its assets or properties are bound, except for violations, breaches and defaults which individually or in the aggregate would not have a Material Adverse Effect; and there does not exist any state of fact which, with notice or lapse of time or both, would constitute an event of default on the part of the Company as defined in such documents, except such defaults which individually or in the aggregate would not have a Material Adverse Effect.

                  4.7 No Actions. There are no legal or governmental actions, suits or proceedings pending or, to the Company's knowledge, threatened to which the Company is or may be a party or of which property owned or leased by the Company is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings, individually or in the aggregate, might prevent or might reasonably be expected to materially and adversely affect the transactions contemplated by this Agreement or result in a material adverse change in the condition (financial or otherwise), properties, business, prospects or results of the operations of the Company, taken as a whole (a
"Material Adverse Change"); and no labor disturbance by the employees of the Company exists or, to the Company's knowledge, is imminent which might reasonably be expected to have a Material Adverse Effect. The Company is not a party to or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body administrative agency or other governmental body.

                  4.8 Properties. The Company has good and marketable title to all the properties and assets required for the continued conduct of its business as described in the Annual Report, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in the Financial Statements (including the notes thereto), or (ii) those which are not material in amount and do not materially and adversely affect the use made and intended to be made of such property by the Company. The Company holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business of the Company, taken as a whole. The Company owns or leases all such properties as are necessary to its operations as now conducted.

                  4.9 No Material Change. Since December 31, 1999 (i) the Company has not incurred any liabilities or obligations, indirect, or contingent, or entered into any verbal or written agreement or other transaction which is not in the ordinary course of business or which could reasonably be expected to result in a material reduction in the future earnings of the Company or in a Material Adverse Effect, other than as disclosed in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000; (ii) the Company has not sustained any material loss or interference with its businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance; (iii) the Company has not paid or declared any dividends or other distributions with respect to its capital stock and the Company is not in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the capital stock of the Company, other than the sale of the Shares hereunder and shares or options issued pursuant to exercise of outstanding warrants or employee and director stock option plans approved by the Company's Board of Directors, or indebtedness material to the Company (other than in the ordinary course of business); and (v) there has not been a change that would result in a Material Adverse Change.

                  4.10 Intellectual Property. Except as otherwise disclosed in the filings made by the Company with the SEC, (i) the Company owns or has obtained valid licenses, options or rights to use for the material inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, copyrights and trade secrets necessary for the conduct of the Company's businesses as currently conducted (collectively, the "Intellectual Property"); (ii) the Company has not received notice of any third parties who have any ownership rights to any Intellectual Property that is owned by, or has been licensed to, the Company that would preclude the Company from conducting its business as currently conducted; (iii) to the Company's knowledge there are currently no actions of the Company that would constitute an infringement by third parties of any material Intellectual Property owned, licensed or optioned by the Company; (iv) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to any material Intellectual Property owned, licensed or optioned by the Company; (v) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any material Intellectual Property owned, licensed or optioned by the Company; and (vi) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary right of others as would reasonably be expected to result in a Material Adverse Effect.

                  4.11 Compliance. The Company has not been advised, and has no reason to believe, that it is not conducting its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, except where failure to be so in compliance would not individually or in the aggregate have a Material Adverse Effect.

                  4.12 Books and Records. The books, records and accounts of the Company accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company, all to the extent required by generally accepted accounting principles. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         5.       Representations, Warranties and Covenants of the Investors.

                  (a) Each Investor represents and warrants to, and covenants with, the Company that: (i) such Investor is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares; (ii) such Investor is acquiring the Shares in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares within the meaning of
Section 2(11) of the Securities Act; (iii) such Investor will not directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act and the Rules and Regulations thereunder; (iv) such Investor has completed or caused to be completed the Registration Statement Questionnaire and the Stock Certificate Questionnaire, both attached hereto as Appendix I, for use in preparation of the Registration Statement, and the answers thereto are true and correct as of the date hereof and will be true and correct as of the effective date of the Registration Statement; and (v) such Investor is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act.

                  (b) Each Investor hereby covenants with the Company not to make any sale of the Shares under the Registration Statement without effectively causing the prospectus delivery requirement under the Securities Act, and each Investor acknowledges and agrees that such Shares are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Shares is accompanied by a separate officer's certificate: (i) in the form of Appendix II hereto, (ii) executed by an officer of, or other authorized person designated by, the Investors, and (iii) to the effect that (A) the Shares have been sold in accordance with the Registration Statement, the Securities Act and the Rules and Regulations and any applicable state securities or blue sky laws and (B) the requirement of delivering a current prospectus has been satisfied. Each Investor acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment or supplement to the Registration Statement or the Prospectus has been filed by the Company and any such amendment to the Registration Statement is declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. Each Investor hereby covenants that it will not sell any Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Investors written notice of the suspension of the use of said prospectus and ending at the time the Company gives the Investors written notice that the Investors may thereafter effect sales pursuant to said prospectus. Each Investor further covenants to notify the Company promptly of the sale of all of its Shares.

                  (c) Each Investor further represents and warrants to, and covenants with, the Company that (i) such Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action, obtained all necessary consents and has satisfied or will satisfy all notification and filing requirements necessary to authorize the execution, delivery and performance of this Agreement by such Investor, and (ii) upon the execution and delivery of this Agreement, this Agreement shall constitute a legal, valid and binding obligation of such Investor, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investors in Section 7.3 hereof may be legally unenforceable.

         6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investors herein and in the certificates for the Shares delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Investors of the Shares being purchased and the payment therefor.

         7.      Registration of the Shares; Compliance with the Securities Act.

                  7.1  Registration Procedures and Expenses.  The Company shall:

                  (a) as soon as practicable, prepare and file with the Commission the Registration Statement on Form S-1 relating to the sale of the Shares by the Investors from time to time on the facilities of any securities exchange on which the Company's Common Stock is then traded or in privately-negotiated transactions;

                  (b) use its reasonable efforts, subject to receipt of necessary information from the Purchasers, to cause the staff of the Commission to notify the Company of the staff's willingness to declare the Registration Statement effective within 60 days after the Registration Statement is filed by the Company;

                  (c) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earlier of (i) two years after the effective date of the Registration Statement or (ii) the date on which the Shares may be resold by the Purchasers without registration by reason of Rule 144(k) under the Securities Act or any other rule of similar effect;

                  (d) furnish to the Investors with respect to the Shares registered under the Registration Statement (and to each underwriter, if any, of such Shares) such number of copies of prospectuses and such other documents as the Investors may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Investors; provided, however, that the obligation of the Company to deliver copies of prospectuses to the Investors shall be subject to the receipt by the Company of reasonable assurances from the Investors that the Investors will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses;

                  (e) file documents required of the Company for normal blue sky clearance in states specified in writing by the Investors; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; and

                  (f) bear all expenses in connection with the procedures in paragraphs (a) through (e) of this Section 7.1 and the registration of the Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Investors or underwriting discounts, brokerage fees and commissions incurred by the Investors, if any.

                  7.2 Transfer of Shares After Registration. The Investors agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section 7.1, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investors or its plan of distribution.

                  7.3      Indemnification. For the purpose of this Section 7.3:

                           (i) the  term  "Investors/Affiliate"  shall  mean the
Investors  and any person  who  controls  the  Investors  within the  meaning of
Section 15 of the Securities Act; and

                           (ii) the term "Registration  Statement" shall include
any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1.

                  (a) The Company agrees to indemnify and hold harmless the Investors and each Investor/Affiliate, against any losses, claims, damages, liabilities or expenses, joint or several, to which the Investors or an Investor/Affiliate may become subject, under the Securities Act, the Securities Exchange Act of 1934, as amended, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus"), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them not misleading in light of the circumstances under which they were made, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations hereunder or under law, and will reimburse the Investors and each such Investor/Affiliate for any legal and other expenses as such expenses are reasonably incurred by the Investors or such Investor/Affiliate in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by the Investors expressly for use therein, or (ii) the failure of the Investors to comply with the covenants and agreements contained in Sections 5(b) or 7.2 hereof respecting the sale of the Shares, or (iii) the inaccuracy of any representations made by such Investors herein or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Investors prior to the pertinent sale or sales by the Investors.

                  (b) The Investors will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Investor) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure to comply with the covenants and agreements contained in Sections 5(b) or 7.2 hereof respecting the sale of the Shares or
(ii) the inaccuracy of any representation made by the Investors herein or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investors expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

                  (c) Promptly after receipt by an indemnified  party under this
Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3 promptly notify the indemnifying party in writing thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this
Section 7.3 or to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party in the case of paragraph (a), representing all of the indemnified parties who are parties to such action, or (ii) the indemnified party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

                  (d) If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs
(a), (b) or (c) of this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Investors from the placement of Common Stock or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Investors in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Investors on the other shall be deemed to be in the same proportion as the amount paid by the Investors to the Company pursuant to this Agreement for the Shares purchased by the Investors that were sold pursuant to the Registration Statement bears to the difference (the "Difference") between the amount the Investors paid for the Shares that were sold pursuant to the Registration Statement and the amount received by the Investors from such sale. The relative fault of the Company on the one hand and the Investors on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by the Investors and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this
Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section 7.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, the Investors shall not be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that the Investors has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  7.4 Termination of Conditions and Obligations. The restrictions imposed by Section 5 or this Section 7 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares on the date all such Shares are eligible for sale under Rule 144(k) or at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

                  7.5  Information  Available.   So  long  as  the  Registration
Statement is effective covering the resale of Shares owned by the Investors, the Company will furnish to the Investors:

                  (a) as soon as practicable after available (but in the case of the Company's Annual Report to Stockholders, within 120 days after the end of each fiscal year of the Company), one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) if not included in substance in the Annual Report to Stockholders, its Annual Report on Form 10-K, (iii) its Quarterly Reports on Form 10-Q, (iv) its Current Reports on Form 8-K, and (v) a full copy of the particular Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits);

                  (b) upon the reasonable request of the Investors, all exhibits excluded by the parenthetical to subparagraph (a)(v) of this Section 7.5;

                  (c) upon the reasonable request of the Investors, a reasonable number of copies of the prospectuses to supply to any other party requiring such prospectuses; and

                  (d) upon the reasonable request of the Investors, the Company will meet with the Investors or a representative thereof at the Company's headquarters to discuss information relevant for disclosure in the Registration Statement covering the Shares, subject to appropriate confidentiality limitations as the Company may reasonably require.

                  7.6      Delay in Registration Statement.

                  (a) In the event the Registration Statement to be filed by the Company pursuant to Section 7.1(a) hereof is not filed with the Commission on or before July 31, 2000, and/or the Registration Statement is not declared effective by the Commission on or before September 30, 2000, then the Company will pay to each Investor (pro rated on a daily basis), as liquidated damages for such breach and not as a penalty, five percent of the purchase price to be paid by such Investor to the Company for every 30 calendar day period until the Registration Statement has been filed and/or declared effective, respectively. Such payment of the liquidated damages shall be made to the Investors in cash, or in common stock of the Company, at the option of the Company, immediately upon demand, provided, however, that the payment of such liquidated damages shall not relieve the Company from its obligations to register the Shares. If the Registration Statement has not been filed on or before July 31, 2000 or declared effective by the Commission on or before October 31, 2000, then the Investors shall have the right to terminate this agreement by providing written notice of termination to the Company. Said termination, if it occurs, shall not release the Company of the liability to the investor for payment of liquidated damages. If the Company does not remit the damages to the Investors as set forth herein, the Company will pay the Investors reasonable costs of collection, including attorneys fees, in addition to the liquidated damages. The registration of the Shares pursuant to this provision shall not affect or limit the Investors' other rights or remedies as set forth in this Agreement.
Notwithstanding the preceding provisions, in the event the Investors do not fully fund the aggregate purchase price into the escrow account pursuant to
Section 2 hereof on or before July 31, 2000, the date by which the Registration Statement is to be filed and/or declared effective shall be extended by the number of days between July 31, 2000 and the date on which the escrow account is fully funded.

                  (b) The Company agrees that it shall declare the Registration Statement effective within three business days after being informed by the Commission that it may do so. The Company further agrees that it shall respond to any questions and/or comments from the Commission which relate to the Registration Statement within five business days of receipt of such question or comment.

         8. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed at such address or addresses as may have been furnished to the other party in writing.

         9. Amendments. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investors representing a majority of the Shares, which modification or amendment shall affect and bind each party hereto.

         10. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         11. Severability. In case any provision contained in this should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah and the federal law of the United States of America, without regard to conflicts of law provisions.

         13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

         In witness whereof, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

         Logio, Inc.                             Mid-West First National Corp.


         By:                                     By:
             --------------------------------        -----------------------
                  Kenneth W. Bell,                   _____________________
                  Chief Executive Officer            _____________________


         Trans-Pacific Security Consultants, Inc.    CONDIV Investments, Inc.


         By:                                         By:
             ------------------------------             ----------------------



         Mutual Ventures Corporation

         By:
             -----------------------

                                   Schedule A
                           to Stock Purchase Agreement
                 by and among Logio, Inc. and Certain Investors
                              dated June ___, 2000


        Investor                            Number of Shares   Purchase Price

------------------------------------------- ----------------- ----------------

Trans-Pacific Security Consultants, Inc.       500,000           $350,000
     61 Broadway, Suite 200
     New York, New York  10006

------------------------------------------- ----------------- ----------------
Mid West First National, Inc.                  500,000           $350,000
     295 Greenwich Street
     New York, New York  10007

------------------------------------------- ----------------- ----------------
CONDIV Investments, Inc.                       500,000           $350,000
     7 Piedmont Center, Suite 500
     Atlanta, Georgia  30305

------------------------------------------- ----------------- ----------------
Mutual Ventures Corporation                    500,000           $350,000
     1993 Dewer Drive, Suite 1-254
     Rock Springs, Wyoming  82901

------------------------------------------- ----------------- ----------------

                                   LOGIO, INC.

                      REGISTRATION STATEMENT QUESTIONNAIRE

         In connection with the preparation of the Registration Statement, please provide us with the following information:

         1._______Pursuant   to  the  "Selling   Stockholder"   section  of  the
Registration Statement, please state your or your organization's name exactly as it should appear in the Registration Statement:


-------------------------------------------------------------------------------

         2._______Please provide the number of shares that you or your organization will own immediately after Closing, including those Shares purchased by you or your organization pursuant to this Agreement and those shares purchased by you or your organization through other transactions:

--------------------------------------------------------------------------------

         3._______Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

____________________________________Yes          _________No

         If yes, please indicate the nature of any such relationships below:

-----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------

                                   APPENDIX II

Thomas Eldredge
Chief Financial Officer
Logio, Inc.

                   PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE

         The undersigned, an officer of, or other person duly authorized by Mid-West First National Corp. hereby certifies that Mid-West First National Corp. is the Investors of the shares evidenced by the attached certificate, and as such, sold such shares on ________ [date] in accordance with Registration Statement number _______ [fill in the number of or otherwise identify Registration Statement] and the requirement of delivering a current prospectus by the Company has been complied with in connection with such sale.

                                 By:
                                    ------------------

                                ESCROW AGREEMENT

         This Escrow Agreement (the "Agreement") is entered into and effective as of the ___ day of July, 2000, by and among Logio, Inc., a Nevada corporation (the "Company"), Dan Jackson, an individual (the "Escrow Agent") and the persons and entities listed on the Schedule of Investors attached hereto as Exhibit "A" (collectively, the "Investors," and severally, the "Investor"). Terms not otherwise herein defined shall have the respective meaning ascribed to such term in the Purchase Agreement.

         A. The Company is offering 2,000,000 shares of its common stock, par value $.001 per share (the "Shares") for an aggregate purchase price of $1,400,000 to the Investors pursuant to the terms of that certain Stock Purchase Agreement of even date herewith (the "Purchase Agreement"), in compliance with exemptions afforded issuers of securities by Section 4(2) of the Securities Act of 1933, Regulation D promulgated thereunder, and applicable state securities laws.

         B. The purchase price for the Shares will be payable in cash which, pursuant to the terms of the Purchase Agreement, will be deposited into a interest bearing, segregated bank account (the "Escrow Account") until the Company has caused to be declared effective a registration statement to be filed by the Company pursuant to Section 7.1 of the Purchase Agreement.

         C. The Company and the Investors desire to appoint the Escrow Agent for the Escrow Account, and the Escrow Agent desires to administer the escrow account upon the terms and conditions contained herein.

         Now, therefore, in consideration of the premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Escrow Account. The Company and the Investors hereby appoint the Escrow Agent as depository to hold funds deposited by the Investors for the purchase of the Shares on the terms and subject to the conditions hereinafter provided and in the Purchase Agreement, and the Escrow Agent hereby accepts such appointment.

         2. Deposit of Purchase Amounts. The funds comprising the purchase price for the Shares shall be deposited with the Escrow Agent directly by the Investors. Each deposit shall be accompanied by information regarding the Investor, including the Investor's name, address, manner of holding title (e.g., sole owner, joint tenancy or fiduciary capacity), the number of Shares being purchased and such other matters as the Escrow Agent may, in his reasonable discretion, request. The Escrow Agent shall place the purchase price amounts in an interest bearing, money market account for the benefit of the Company. It is the Company's intent that all subscription funds deposited with the Escrow Agent hereunder shall remain the property of the respective Investors, and shall not be subject to any lien or charge by the Escrow Agent, or to judgments or creditor claims against the Company, until such funds are released by the Escrow Agent in a manner provided herein. Notwithstanding the preceding, the Company acknowledges that the Escrow Agent cannot guarantee that the funds may not be reached by third-party claimants and that, should a third-party make a claim against some or all of the funds in the Escrow Account, the Escrow Agent shall be obligated to and shall act in accordance with Section 5 hereof. The Investors shall have no right to withdraw their purchase price subscriptions from the Escrow Account or to receive interest on their subscription funds held by the Escrow Agent during the term of the Escrow Account.

         3. Release of Funds. Upon notice and instruction to the Escrow Agent by the Company that the registration statement contemplated by Section 7.1 of the Purchase Agreement has been declared effective by the Commission, the Escrow Agent shall, immediately upon receipt of such instruction, deliver all funds, including all interest thereon, if any, to the Company in cash or other immediately available funds.

         4. Escrow Agent's Duties. It is understood and agreed that the Escrow Agent shall have no duties or responsibilities except those expressly set forth herein. Except as otherwise provided herein, the Escrow Agent shall take all such actions as the Company reasonably may request in writing in order to effectuate the purposes of this Escrow Agreement.

         5. Reliance by Escrow Agent.  It is further understood and agreed that:

                  5.1 The Escrow Agent shall be protected and acting upon any notice, request, waiver, receipt, certificate, schedule, approval, consent or other paper believed by the Escrow Agent to be genuine and to be signed by the proper party or parties.

                  5.2 The Escrow Agent shall be deemed conclusively to have given and delivered any notice required to be given or delivered by it hereunder if the same is in writing, signed by the Escrow Agent and mailed to the Company at its address and in compliance with the notice requirements set forth herein.

                  5.3 The Company hereby agrees that it will indemnify, reimburse, defend and hold the Escrow Agent harmless for and against any and all liability, injury, damage, suit or claim relating to or arising from the Escrow Agent's performance hereunder or its assertion of rights or privileges granted hereby to act or refrain from acting, other than for acts or assertions constituting gross negligence, fraud, or willful misconduct, whether or not such liability, injury or damage is suffered by the undersigned or any other person interested herein. Any indemnification provided hereby include the payment of reasonable attorneys' fees.

                  5.4 The Escrow Agent shall not be liable for any error of judgment or for any act done or step taken or omitted by him in good faith, or for any mistake of fact or law, or for anything which it may due or refrain from doing in connection herewith, except for his own gross negligence, fraud or willful misconduct.

                  5.5 The Escrow Agent shall be entitled to compensation from the Company in accordance with Schedule "A" attached hereto.

                  5.6 The Escrow Agent shall be under no obligation or duty to enforce the collection of any funds delivered by any Investor to the Escrow Agent hereunder, provided that the Escrow Agent promptly shall notify and return to the Investor any check for subscription funds deposited with the Escrow Agent upon which payment is refused.

                  5.7 The Escrow Agent shall have no responsibility for the validity or sufficiency of this Escrow Agreement or the value, validity, genuineness or collection of any check for payment of subscription funds deposited with the Escrow Agent hereunder.

                  5.8 The Escrow Agent and his agents and employees are acting hereunder as a depository only and are not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of any document or instrument deposited with him hereunder or in connection herewith or with respect to the form of execution of the same or the identity, authority or rights of any person executing or depositing the same.

                  5.9 The Escrow Agent shall not be required to take or be bound by notice of any default by any person or to take any action with respect to such default involving any expense or potential liability, unless notice of such default in writing is given to the Escrow Agent by the Company and unless the Escrow Agent is indemnified in a manner satisfactory to him against any such expense or liability.

                  5.10 In the event of any disagreement between the parties hereto or any other person interested herein or in the Escrow Account, resulting in adverse claims and demands being made in connection with or for any papers, money or property involved herein, the Escrow Agent shall be entitled, at his option, to refuse to comply with any such claim or demand so long as such a disagreement shall continue, and in so refusing the Escrow Agent may make no delivery or other disposition of any money, papers or property involved herein or affected hereby and in so doing the Escrow Agent shall not be or become liable to the Company or to any other person named or referred to herein for his failure or refusal to comply with such conflicting or adverse demand; and the Escrow Agent shall be entitled to continue to refrain or refuse to act until:
(i) the rights of the adverse claimants have been finally adjudicated in a court assuming and having jurisdiction of the parties and the money, papers and property involved herein or affected hereby; and/or (ii) all differences shall have been adjusted by agreement and the Escrow Agent shall have been notified thereof in writing, signed by all of the interested parties.

         6. Termination. This Agreement shall terminate and be of no further force or effect (i) upon written notice to the Escrow Agent by each party hereto, or (ii) in the event that there is less than $1,400,000 in the Escrow Account on August 31, 2000, upon written notice to the Escrow Agent by the Company. Upon termination of this Agreement by reason of this Section 6, all amounts, including any interest thereon, in the Escrow Account on the date of termination shall be returned to the Investors in proportion to the amount contributed by such Investor to the Escrow Account.

         7. Notice. Any notices or communications pursuant to this Escrow Agreement shall be sufficiently given if sent by certified or registered mail, postage prepaid and with return receipt requested, or by facsimile as set forth in the Purchase Agreement. Any such communication or delivery shall be deemed to have been given or made when so delivered to the person intended to receive the same or two business days after deposit in the United States Mail in the form specified above.

         8. Resignation. The Escrow Agent may resign by notifying the Company. Until a successor depository is named and accepts the appointment, the Escrow Agent shall have no duty other than to hold the subscription funds then being held by him pursuant hereto.

         9. Cancellation. In the event the Escrow is cancelled or forfeited, it is agreed that the Escrow Agent may retain this Escrow Agreement and any amendments thereto, and any assignment or correspondence which he may have received in connection therewith.

         10. No Implied Duties. This Escrow Agreement expressly and exclusively sets forth the duties of the Escrow Agent with respect to any and all matters pertaining hereto.

         11. Governing Law. This Escrow Agreement is being made in and is intended to be construed in accordance with the laws of the State of Utah, without giving effect to any choice or conflict of law rule or provision (whether of the State of Utah or other jurisdiction) which would cause the application of any rule or law other than of the State of Utah.

         In witness whereof, the parties have caused this Escrow Agreement to be duly executed and delivered as of the date first written above.

         Logio, Inc.


         By:                                       By:
             ------------------------------            ---------------------
                  Kenneth W. Bell,                     Dan Jackson
                  Chief Executive Officer


         Trans-Pacific Security Consultants, Inc.   Mid West First National,Inc.


         By:                                         By:
             ----------------------------------        ----------------------



         CONDIV Investments, Inc.                    Mutual Ventures Corporation

         By:                                        By:
             -----------------------------             ----------------------